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                                     AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
                                               ARTICLES SUPPLEMENTARY

         AMERICAN  CENTURY CAPITAL  PORTFOLIOS,  INC., a Maryland  corporation  whose principal  Maryland office is located in Baltimore,  Maryland (the  "Corporation"),  hereby  certifies to the State Department of Assessments and
Taxation of Maryland that:

         FIRST:  The Corporation is registered as an open-end company under the Investment Company Act of 1940.

         SECOND:  Pursuant to authority  expressly  vested in the Board of  Directors by Article  FIFTH and Article
SEVENTH of the Articles of  Incorporation  of the  Corporation,  the Board of Directors of the  Corporation has (i)
eliminated  Service  Class of shares;  (ii)  eliminated  C Class II Class of shares;  and  (iii)-increased  in some cases and  decreased  in some cases the number of shares of capital  stock of certain  series that the  Corporation has  authority  to issue  in  accordance  with  Section  2-105(c)  of the  Maryland  General  Corporation  Law (the
"Reallocation").

         THIRD:  Immediately  prior to the  Reallocation  the  Corporation  had the authority to issue Five Billion
(5,000,000,000)  shares of capital stock.  Following the  Reallocation,  the Corporation has the authority to issue
Five Billion (5,000,000,000) shares of capital stock.

         FOURTH:  The par value of shares of the  Corporation's  capital  stock  before the  Reallocation  was, and after the Reallocation is, One Cent ($0.01) per share.

         FIFTH:  Immediately  prior to the  Reallocation,  the  aggregate par value of all shares of stock that the
Corporation  was  authorized  to issue  was  Fifty  Million  Dollars  ($50,000,000).  After  giving  effect  to the
Reallocation,  the aggregate par value of all shares of stock that the  Corporation is authorized to issue is Fifty
Million Dollars ($50,000,000).

         SIXTH:  Immediately  prior to the  Reallocation,  the seven (7) Series of stock of the Corporation and the number of shares and aggregate par value of each was as follows:

         Series                             Number of Shares  Aggregate Par Value

        Equity Income Fund                       1,390,000,000             $  13,900,000
        Value Fund                               1,280,000,000                12,800,000
        Real Estate Fund                           110,000,000                 1,100,000
        Small Cap Value Fund                       720,000,000                 7,200,000
        Equity Index Fund                          650,000,000                 6,500,000
        Large Company Value Fund                   690,000,000                 6,900,000
        Mid Cap Value Fund                         160,000,000                 1,600,000

The par value of each share of stock in each Series is One Cent ($0.01) per share.

         SEVENTH:  Immediately  prior to the  Reallocation,  the number of shares and  aggregate  par value of each allocated among the Classes of shares is as follows:



                                                                     Number of
                                                                     Shares                      Aggregate
         Series Name                    Class Name                   Allocated                   Par Value
        Equity Income Fund              Investor                  1,000,000,000                $10,000,000
                                        Institutional                100,000,000                 1,000,000
                                        Service                                        0                 0
                                        R                              10,000,000                  100,000
                                        Advisor                      250,000,000                 2,500,000
                                        C                              30,000,000                  300,000

        Value Fund                      Investor                     900,000,000                $9,000,000
                                        Institutional                100,000,000                 1,000,000
                                        Service                                        0                 0
                                        R                              50,000,000                  500,000
                                        Advisor                      150,000,000                 1,500,000
                                        C                              20,000,000                  200,000
                                        A                              50,000,000                  500,000
                                        B                              10,000,000                  100,000
                                        C II                                           0                 0

        Real Estate Fund                Investor                       70,000,000                 $700,000
                                        Institutional                  20,000,000                  200,000
                                        Service                                        0                 0
                                        Advisor                        20,000,000                  200,000

        Small Cap Value Fund            Investor                     400,000,000                $4,000,000
                                        Institutional                100,000,000                 1,000,000
                                        Service                                        0                 0
                                        R                              50,000,000                  500,000
                                        Advisor                      160,000,000                 1,600,000
                                        C                              10,000,000                  100,000

        Equity Index Fund               Investor                     100,000,000                $1,000,000
                                        Institutional                550,000,000                 5,500,000

       Large Company Value Fund         Investor                     300,000,000                $3,000,000
                                        Institutional                200,000,000                 2,000,000
                                        Service                                        0                 0
                                        Advisor                        50,000,000                  500,000
                                        C                              20,000,000                  200,000
                                        R                              10,000,000                  100,000
                                        A                            100,000,000                 1,000,000
                                        B                              10,000,000                  100,000
                                        C II                                           0                 0

        Mid Cap Value Fund              Investor                       40,000,000               $  400,000
                                        Institutional                  40,000,000                  400,000
                                        Advisor                        40,000,000                  400,000
                                        R                              40,000,000                  400,000

         EIGHTH:  Pursuant to authority  expressly  vested in the Board of  Directors by Article  FIFTH and Article
SEVENTH of the  Articles of  Incorporation  of the  Corporation,  the Board of  Directors  of the  Corporation  has
allocated Five Billion  (5,000,000,000)  shares of the Five Billion  (5,000,000,000)  shares of authorized  capital stock of the Corporation among the seven (7) Series of stock of the Corporation as follows:

         Series                             Number of Shares  Aggregate Par Value

        Equity Income Fund                       1,465,000,000             $  14,650,000
        Value Fund                               1,230,000,000                12,300,000
        Real Estate Fund                           110,000,000                 1,100,000
        Small Cap Value Fund                       675,000,000                 6,750,000
        Equity Index Fund                          750,000,000                 7,500,000
        Large Company Value Fund                   715,000,000                 7,150,000
        Mid Cap Value Fund                          55,000,000                   550,000

         NINTH:  Pursuant to authority  expressly  vested in the Board of  Directors  by Article  FIFTH and Article
SEVENTH of the  Articles of  Incorporation,  the Board of  Directors of the  Corporation  (a) has duly  established classes  of  shares  (each  hereinafter  referred  to as a  "Class")  for the  Series of the  capital  stock of the
Corporation  and (b) has  allocated the shares  designated to the Series in Article  EIGHTH above among the Classes of  shares.  As a result of the  action  taken by the Board of  Directors,  the  Classes of shares of the seven (7)
Series of stock of the Corporation and the number of shares and aggregate par value of each is as follows:

                                                                     Number of
                                                                     Shares                      Aggregate
         Series Name                    Class Name                   Allocated                   Par Value

        Equity Income Fund              Investor                  1,000,000,000                $10,000,000
                                        Institutional                125,000,000                1,2500,000
                                        R                              10,000,000                  100,000
                                        Advisor                      300,000,000                 3,000,000
                                        C                              30,000,000                  300,000

        Value Fund                      Investor                     900,000,000                $9,000,000
                                        Institutional                100,000,000                 1,000,000
                                        R                              10,000,000                  100,000
                                        Advisor                      150,000,000                 1,500,000
                                        C                              10,000,000                  100,000
                                        A                              50,000,000                  500,000
                                        B                              10,000,000                  100,000






                                                                     Number of
                                                                     Shares                      Aggregate
         Series Name                    Class Name                   Allocated                   Par Value


        Real Estate Fund                Investor                       70,000,000                 $700,000
                                        Institutional                  20,000,000                  200,000
                                        Service                                        0                 0
                                        Advisor                        20,000,000                  200,000

        Small Cap Value Fund            Investor                     400,000,000                $4,000,000
                                        Institutional                100,000,000                 1,000,000
                                        Service                                        0                 0
                                        R                              10,000,000                  100,000
                                        Advisor                      160,000,000                 1,600,000
                                        C                                5,000,000                  50,000

        Equity Index Fund               Investor                     200,000,000                $2,000,000
                                        Institutional                550,000,000                 5,500,000

       Large Company Value Fund         Investor                     300,000,000                $3,000,000
                                        Institutional                200,000,000                 2,000,000
                                        Advisor                        75,000,000                  750,000
                                        C                              20,000,000                  200,000
                                        R                              10,000,000                  100,000
                                        A                            100,000,000                 1,000,000
                                        B                              10,000,000                  100,000

        Mid Cap Value Fund              Investor                       40,000,000               $  400,000
                                        Institutional                    5,000,000                  50,000
                                        Advisor                          5,000,000                  50,000
                                        R                                5,000,000                  50,000

         TENTH:  Except as otherwise  provided by the express provisions of these Articles  Supplementary,  nothing herein shall limit,  by inference or  otherwise,  the  discretionary  right of the Board of Directors to serialize, classify or reclassify  and issue any unissued  shares of any Series or Class or any unissued  shares that have not been  allocated to a Series or Class,  and to fix or alter all terms  thereof,  to the full extent  provided by the
Articles of Incorporation of the Corporation.

         ELEVENTH:  A description of the series and classes of shares,  including the  preferences,  conversion and other rights, voting powers, restrictions,  limitations as to dividends,  qualifications,  and terms and conditions for  redemption  is set forth in the  Articles  of  Incorporation  of the  Corporation  and is not changed by these
Articles Supplementary, except with respect to the creation and/or designation of the various Series.

         TWELFTH:  The Board of Directors of the  Corporation  duly adopted  resolutions  dividing  into Series and
Classes  the  authorized  capital  stock of the  Corporation  and  allocating  shares to each as set forth in these
Articles Supplementary.

         IN WITNESS WHEREOF, AMERICAN CENTURY CAPITAL PORTFOLIOS, INC. has caused these Articles Supplementary to be signed and acknowledged in its name and on its behalf by its Vice President and attested to by its Assistant Secretary on this 13th day of
December, 2005.

ATTEST:                                     AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.



/s/ Otis H. Cowan                           /s/ Charles A. Etherington
Name:  Otis H. Cowan                        Name:   Charles A. Etherington
Title:   Assistant Secretary                Title:      Vice President


         THE UNDERSIGNED  Vice President of AMERICAN  CENTURY CAPITAL  PORTFOLIOS,  INC., who executed on behalf of said Corporation the foregoing  Articles  Supplementary  to the Charter,  of which this certificate is made a part, hereby  acknowledges,  in the name of and on behalf of said Corporation,  the foregoing  Articles  Supplementary to the  Charter  to be the  corporate  act of  said  Corporation,  and  further  certifies  that,  to the  best of his knowledge,  information  and belief,  the matters and facts set forth therein with respect to the approval  thereof are true in all material respects under the penalties of perjury.


Dated:  December 13, 2005                            /s/ Charles A. Etherington
                                                     Charles A. Etherington, Vice President





                                        AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.

                                                  ARTICLES SUPPLEMENTARY


         AMERICAN CENTURY CAPITAL PORTFOLIOS,  INC., a Maryland  corporation whose principal Maryland office is located in
Baltimore,  Maryland  (the  "Corporation"),  hereby  certifies  to the State  Department  of  Assessments  and Taxation of
Maryland that:

         FIRST:  The Corporation is registered as an open-end company under the Investment Company Act of 1940.

         SECOND:  Pursuant to authority  expressly  vested in the Board of Directors by Article FIFTH and Article  SEVENTH
of the Articles of  Incorporation  of the  Corporation,  the Board of Directors of the Corporation has (i) established two new series of shares  titled NT Large Company  Value Fund and NT Mid Cap Value Fund and  (ii)-increased  in some cases and decreased in some cases the number of shares of capital  stock of certain  series that the  Corporation  has  authority to issue in accordance with Section 2-105(c) of the Maryland General Corporation Law (the "Reallocation").

         THIRD:  Immediately  prior  to the  Reallocation  the  Corporation  had  the  authority  to  issue  Five  Billion
(5,000,000,000)  shares of capital stock.  Following the  Reallocation,  the  Corporation  has the authority to issue Five
Billion (5,000,000,000) shares of capital stock.

         FOURTH:  The par value of shares of the  Corporation's  capital stock before the Reallocation  was, and after the
Reallocation is, One Cent ($0.01) per share.

         FIFTH:  Immediately  prior to the  Reallocation,  the  aggregate  par  value  of all  shares  of  stock  that the
Corporation  was authorized to issue was Fifty Million  Dollars  ($50,000,000).  After giving effect to the  Reallocation, the aggregate  par value of all shares of stock that the  Corporation  is  authorized  to issue is Fifty  Million  Dollars
($50,000,000).

         SIXTH:  Immediately  prior to the  Reallocation,  the seven (7) Series of stock of the Corporation and the number of shares and aggregate par value of each was as follows:

         Series                             Number of Shares  Aggregate Par Value

        Equity Income Fund                       1,465,000,000             $  14,650,000
        Value Fund                               1,230,000,000                12,300,000
        Real Estate Fund                           110,000,000                 1,100,000
        Small Cap Value Fund                       675,000,000                 6,750,000
        Equity Index Fund                          750,000,000                 7,500,000
        Large Company Value Fund                   715,000,000                 7,150,000
        Mid Cap Value Fund                          55,000,000                   550,000
        Large Company Value Fund                   715,000,000                 7,150,000

The par value of each share of stock in each Series is One Cent ($0.01) per share.

         SEVENTH:  Immediately prior to the  Reallocation,  the number of shares and aggregate par value of each allocated among the Classes of shares is as follows:

                                                                     Number of
                                                                     Shares                      Aggregate
         Series Name                    Class Name                   Allocated                   Par Value

        Equity Income Fund              Investor                  1,000,000,000                $10,000,000
                                        Institutional                125,000,000                 1,250,000
                                        R                              10,000,000                  100,000
                                        Advisor                      300,000,000                 3,000,000
                                        C                              30,000,000                  300,000

        Value Fund                      Investor                     900,000,000                $9,000,000
                                        Institutional                100,000,000                 1,000,000
                                        R                              10,000,000                  100,000
                                        Advisor                      150,000,000                 1,500,000
                                        C                              10,000,000                  100,000
                                        A                              50,000,000                  500,000
                                        B                              10,000,000                  100,000


        Real Estate Fund                Investor                       70,000,000                 $700,000
                                        Institutional                  20,000,000                  200,000
                                        Advisor                        20,000,000                  200,000

        Small Cap Value Fund            Investor                     400,000,000                $4,000,000
                                        Institutional                100,000,000                 1,000,000
                                        R                              10,000,000                  100,000
                                        Advisor                      160,000,000                 1,600,000
                                        C                                5,000,000                  50,000

        Equity Index Fund               Investor                     200,000,000                $2,000,000
                                        Institutional                550,000,000                 5,500,000

        Mid Cap Value Fund              Investor                       40,000,000               $  400,000
                                        Institutional                    5,000,000                  50,000
                                        Advisor                          5,000,000                  50,000
                                        R                                5,000,000                  50,000

       Large Company Value Fund         Investor                     300,000,000                $3,000,000
                                        Institutional                200,000,000                 2,000,000
                                        Advisor                        75,000,000                  750,000
                                        C                              20,000,000                  200,000
                                        R                              10,000,000                  100,000
                                        A                            100,000,000                 1,000,000
                                        B                              10,000,000                  100,000



         EIGHTH:  Pursuant to authority  expressly  vested in the Board of Directors by Article FIFTH and Article  SEVENTH
of the Articles of  Incorporation  of the  Corporation,  the Board of  Directors of the  Corporation  has  allocated  Five
Billion  (5,000,000,000) shares of the Five Billion  (5,000,000,000) shares of authorized capital stock of the Corporation among the seven (7) Series of stock of the Corporation as follows:

         Series                                               Number of Shares  Aggregate Par Value

        Equity Income Fund                                                 1,825,000,000         $  18,250,000
        Value Fund                                                           955,000,000               9,550,000
        Real Estate Fund                                                     120,000,000               1,200,000
        Small Cap Value Fund                                                 540,000,000               5,400,000
        Equity Index Fund                                                    500,000,000               5,000,000
        Mid Cap Value Fund                                                    45,000,000                  450,000
        Large Company Value Fund                                             815,000,000               8,150,000
        NT Large Company Value Fund                                          100,000,000               1,000,000
        NT Mid Cap Value Fund                                                100,000,000               1,000,000

         NINTH:  Pursuant to authority  expressly vested in the Board of Directors by Article FIFTH and Article SEVENTH of
the Articles of  Incorporation,  the Board of  Directors of the  Corporation  (a) has duly  established  classes of shares
(each  hereinafter  referred to as a "Class") for the Series of the capital stock of the Corporation and (b) has allocated the shares  designated  to the Series in  Article  EIGHTH  above  among the  Classes of shares.  As a result of the action taken by the Board of  Directors,  the  Classes  of shares of the  seven (7)  Series of stock of the  Corporation  and the number of shares and aggregate par value of each is as follows:

                                                                     Number of
                                                                     Shares                      Aggregate
         Series Name                    Class Name                   Allocated                   Par Value

        Equity Income Fund              Investor                  1,360,000,000                $13,600,000
                                        Institutional                125,000,000                 1,250,000
                                        R                              10,000,000                  100,000
                                        Advisor                      300,000,000                 3,000,000
                                        C                              30,000,000                  300,000

        Value Fund                      Investor                     700,000,000                $7,000,000
                                        Institutional                100,000,000                 1,000,000
                                        R                                5,000,000                  50,000
                                        Advisor                      100,000,000                 1,000,000
                                        C                              10,000,000                  100,000
                                        A                              30,000,000                  300,000
                                        B                              10,000,000                  100,000

        Real Estate Fund                Investor                       70,000,000                 $700,000
                                        Institutional                  20,000,000                  200,000
                                        Advisor                        30,000,000                  300,000





                                                                     Number of
                                                                     Shares                      Aggregate
         Series Name                    Class Name                   Allocated                   Par Value

       Small Cap Value Fund             Investor                     300,000,000                $3,000,000
                                        Institutional                100,000,000                 1,000,000
                                        R                              10,000,000                  100,000
                                        Advisor                      125,000,000                 1,250,000
                                        C                                5,000,000                  50,000

       Equity Index Fund                Investor                     100,000,000                $1,000,000
                                        Institutional                400,000,000                 4,000,000

       Mid Cap Value Fund               Investor                       30,000,000               $  300,000
                                        Institutional                    5,000,000                  50,000
                                        Advisor                          5,000,000                  50,000
                                        R                                5,000,000                  50,000

       Large Company Value Fund         Investor                     350,000,000                $3,500,000
                                        Institutional                200,000,000                 2,000,000
                                        Advisor                        75,000,000                  750,000
                                        C                              20,000,000                  200,000
                                        R                              10,000,000                  100,000
                                        A                            150,000,000                 1,500,000
                                        B                              10,000,000                  100,000

       NT Large Company Value Fund      Institutional                100,000,000                $1,000,000

       NT Mid Cap Value Fund            Institutional                100,000,000                $1,000,000


         TENTH:  Except as otherwise  provided by the express provisions of these Articles  Supplementary,  nothing herein shall limit,  by inference or  otherwise,  the  discretionary  right of the Board of Directors to  serialize,  classify or reclassify and issue any unissued  shares of any Series or Class or any unissued  shares that have not been allocated to a
Series or Class,  and to fix or alter all terms thereof,  to the full extent provided by the Articles of  Incorporation of the Corporation.

         ELEVENTH:  A description  of the series and classes of shares,  including the  preferences,  conversion and other rights,  voting  powers,  restrictions,  limitations  as to  dividends,  qualifications,  and  terms  and  conditions  for redemption  is set forth in the  Articles  of  Incorporation  of the  Corporation  and is not  changed  by these  Articles
Supplementary, except with respect to the creation and/or designation of the various Series.

         TWELFTH:  The Board of Directors of the  Corporation  duly adopted  resolutions  dividing into Series and Classes the  authorized  capital  stock  of the  Corporation  and  allocating  shares  to  each as set  forth  in  these  Articles
Supplementary.


         IN WITNESS WHEREOF, AMERICAN CENTURY CAPITAL PORTFOLIOS, INC. has caused these Articles Supplementary to be signed and acknowledged in its name and on its behalf by its Vice President and attested to by its Assistant Secretary on this 15th day of
March, 2006.

ATTEST:                                     AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.



/s/ Otis H. Cowan                                  /s/ David H. Reinmiller
Name:  Otis H. Cowan                              Name:   David H. Reinmiller
Title:   Assistant Secretary                      Title:      Vice President


         THE  UNDERSIGNED  Vice President of AMERICAN  CENTURY  CAPITAL  PORTFOLIOS,  INC., who executed on behalf of said
Corporation  the  foregoing  Articles  Supplementary  to the Charter,  of which this  certificate  is made a part,  hereby acknowledges,  in the name of and on behalf of said Corporation,  the foregoing  Articles  Supplementary to the Charter to be the corporate act of said  Corporation,  and further  certifies  that, to the best of his  knowledge,  information  and belief,  the matters and facts set forth  therein with respect to the approval  thereof are true in all material  respects under the penalties of perjury.


Dated:  March 15, 2006                               /s/ David H. Reinmiller
                                                     David H. Reinmiller, Vice President

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